Acquisitions (Tables)	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities Assumed
The following table contains the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition for all acquisitions during the periods presented (using inputs discussed in Note A). Of the goodwill included in the table below, approximately $135.0 is expected to be deductible for tax purposes.

	2019	2018
Accounts receivable	$75.2	$19.6
Inventory	63.2	26.2
Property, plant and equipment	82.3	28.2
Goodwill (see Note D)	566.3	28.1
Other intangible assets (see Note D)
Customer relationships (5 to 15-year life)	378.9	19.4
Technology (5 to 15-year life)	173.3	4.9
Trademarks and trade names (15-year life)	67.1	2.7
Non-compete agreements and other (5 to 15-year life)	28.7	1.9
Other current and long-term assets	29.4	.8
Current liabilities	(48.2)	(11.9)
Deferred income taxes	(127.4)	(9.9)
Long-term liabilities	(23.7)	(.8)
Net cash consideration	$1,265.1	$109.2

Schedule of Acquisitions
The following table summarizes acquisitions for the periods presented.

Year Ended	Number of Acquisitions	Segment	Product/Service
December 31, 2020	None
December 31, 2019	2	Bedding Products Furniture, Flooring & Textile Products	A leader in proprietary specialized foam technology, primarily for the bedding and furniture industries; Manufacturer and distributor of geosynthetic and mine ventilation products
December 31, 2018	3	Furniture, Flooring & Textile Products; Specialized Products	Manufacturer and distributor of home and garden products; Manufacturer and distributor of silt fence; Engineered hydraulic cylinders

Business Acquisition, Pro Forma Information
The following table summarizes, on an unaudited pro forma basis, our combined results of operations, including ECS, as though the acquisition had occurred as of January 1, 2018. We have not provided pro forma results of operations related to other acquisitions, as these results were not material.
The unaudited proforma financial information below is not necessarily indicative of the results of operations that would have been realized had the ECS acquisition occurred as of January 1, 2018, nor is it meant to be indicative of any future results of operations. It does not include benefits expected from revenue or product mix enhancements, operating synergies or cost savings that may be realized, or any estimated future costs that may be incurred to integrate the ECS business.

	Year Ended December 31
	2019	2018
Net trade sales	$4,774.1	$4,870.8
Net earnings	315.7	301.5
EPS basic	2.34	2.24
EPS diluted	2.34	2.23